UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22777

Eaton Vance Municipal Income 2028 Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Income 2028 Term Trust (ETX)

Annual Report

January 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report January 31, 2017

Eaton Vance

Municipal Income 2028 Term Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Annual Meeting of Shareholders	20

Dividend Reinvestment Plan	21

Management and Organization	23

Important Notices	26

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened on February 1, 2016, U.S. Treasurys, along with municipal bonds, were several months into a rally that would continue through the first half of the period. Falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, put many sovereign rates into negative territory and made U.S. Treasurys and municipal bonds look attractive by comparison.

Great Britain’s June 2016 vote to leave the European Union, ongoing Federal Reserve Board (the Fed) caution, and mixed U.S. economic reports continued to fuel the municipal rally in the summer of 2016. Even the Commonwealth of Puerto Rico’s July 1, 2016 default on over $1 billion in municipal bond and debt service payments — its second default in 2016 and its largest to date — failed to put a dent in the municipal rally, as the market had expected the defaults for some time.

In early fall, however, remarks by the European Central Bank, the Bank of Japan and the Fed seemed to indicate that rates might begin to rise sooner than markets had anticipated. As a result, municipal rates crept upward in September and October of 2016. In November, Donald Trump’s surprise win in the U.S. presidential election precipitated one of the largest municipal market declines in at least two decades. Rates rose and prices fell as markets anticipated that decreasing regulation and lower tax rates under a Trump administration could lead to higher economic growth and inflation.

In December, the Fed announced its only rate hike of 2016, a move that was widely anticipated by investors. Despite the hike, municipal bonds rallied modestly in December, making back some of the losses they had suffered the previous month. During January 2017, municipal bonds continued to stabilize. Interest rates were nearly unchanged in the final month of the period, as markets awaited the presidential inauguration to see what changes the new administration would actually bring. In general, municipal market returns were virtually flat for the one-year period, with coupon yields and price appreciation earlier in the fiscal year balanced by price declines from

September through November 2016.

For the one-year period as a whole, the yield curve for municipal AAA-rated7 issues experienced a “bear flattening.” Rates rose throughout the curve, but the greatest increases occurred in the middle of the curve, causing the curve to flatten. Across the yield curve, municipal bonds, which had outperformed U.S. Treasurys from the beginning of the period until the election, underperformed U.S. Treasurys for the period as a whole.

Fund Performance

For the 12-month period ended January 31, 2017, Eaton Vance Municipal Income 2028 Term Trust (the Fund) shares at net asset value (NAV) had a total return of -0.58%, outperforming the -0.67% return of the Fund’s benchmark, the Bloomberg Barclays 15 Year Municipal Bond Index (the Index).2

The Fund’s investment objective is to provide current income exempt from regular federal income tax. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations, a portion of which will be investment grade and a portion of which may be below investment grade at the time of investment. Management seeks to add value through relative value trading to take advantage of inefficiencies within the municipal market.

The Fund seeks to enhance tax-exempt income by entering into residual interest bond transactions6 and investing the proceeds of such transactions in additional municipal securities, which creates leverage in the Fund. Leverage has the effect of magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period of flat-to-negative performance by municipal bonds, leverage was a modest detractor from Fund performance relative to the unleveraged Index.

Contributors to Fund performance versus the Index during the period included an overweight and security selection in zero-coupon bonds, security selection in the transportation sector, and an overweight and security selection in insured Puerto Rico bonds. The Fund’s Puerto Rico holdings were insured by various municipal bond insurers. It should be noted that most uninsured bonds issued by the Commonwealth of Puerto Rico and its various conduit issuers were no longer included in the Index. As Puerto Rico continued to deal with an ongoing fiscal crisis, bonds issued by its various legal entities were impacted by a number of factors throughout the period. As the period ended, the situation in Puerto Rico was continuing to evolve.

In contrast, an overweight in 4.00% to 4.50% coupon bonds was the most significant detractor from performance relative to the Index during the period. In the municipal market, 5.00% coupon bonds are the most commonly held structure. Since lower coupon structures are less common, they trade at various spreads to 5.00% coupon bonds. During the period, spreads widened between bonds with 4.00%/4.50% coupons and 5.00% coupons causing the lower coupon structures to underperform during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	03/28/2013	–0.58%	—	5.97%
Fund at Market Price	—	7.65	—	5.41
Bloomberg Barclays 15 Year Municipal Bond Index	—	–0.67%	3.52%	3.32%
Bloomberg Barclays 10 Year Municipal Bond Index	—	–0.87	2.90	2.66

% Premium/Discount to NAV[4]
				–2.00%

Distributions[5]
Total Distributions per share for the period				$0.850
Distribution Rate at NAV				4.26%
Taxable-Equivalent Distribution Rate at NAV				7.53%
Distribution Rate at Market Price				4.35%
Taxable-Equivalent Distribution Rate at Market Price				7.69%

% Total Leverage[6]
Residual Interest Bond (RIB) Financing				37.87%

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	Bloomberg Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Bloomberg Barclays 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Prior to August 24, 2016, Bloomberg Barclays 15 Year Municipal Bond Index and Bloomberg Barclays 10 Year Municipal Bond Index were named Barclays 15 Year Municipal Bond Index and Barclays 10 Year Municipal Bond Index, respectively. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]	Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective February 1, 2017, the Fund changed its primary benchmark to the Bloomberg Barclays 10 Year Municipal Bond Index because the investment adviser believes it is more closely aligned with the Fund’s investment objective and strategies.

4

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Portfolio of Investments

Tax-Exempt Municipal Securities — 154.5%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.3%
Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	$2,455	$2,736,098

		$2,736,098

Education — 8.8%
Portland Community College District, OR, 3.25%, 6/15/32(1)	$10,250	$10,249,761
Rutgers State University, NJ, 4.00%, 5/1/30(1)	8,425	8,867,228

		$19,116,989

Electric Utilities — 5.5%
Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$655	$688,045
Salt River Agricultural Improvement and Power District, AZ, 5.00%, 12/1/30(1)	10,000	11,297,600

		$11,985,645

Escrowed / Prerefunded — 2.9%
Hawaii, Prerefunded to 11/1/22, 5.00%, 11/1/28(1)	$5,400	$6,349,362

		$6,349,362

General Obligations — 34.2%
Clackamas Community College District, OR, 0.00%, 6/15/28	$1,830	$1,201,267
Clackamas Community College District, OR, 0.00%, 6/15/29	1,000	625,820
Clovis Unified School District, CA, (Election of 2012), 0.00%, 8/1/28	1,000	648,390
Clovis Unified School District, CA, (Election of 2012), 0.00%, 8/1/29	2,395	1,466,937
Clovis Unified School District, CA, (Election of 2012), 0.00%, 8/1/30	2,575	1,492,985
Fresno Unified School District, CA, (Election of 2010), 0.00%, 8/1/30	800	448,104
Fresno Unified School District, CA, (Election of 2010), 0.00%, 8/1/31	955	506,246
Hawaii, 5.00%, 11/1/28(1)	2,600	2,990,598
Illinois, 5.00%, 5/1/33	3,200	3,219,104
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	5,000	2,926,000
Ocean City, NJ, 1.00%, 11/15/28	705	542,152
Pennsylvania, 4.00%, 4/1/29(1)	10,000	10,561,800
Riverside County Community College District, CA, (Election of 2004), 0.00%, 8/1/29	1,500	907,710
Riverside County Community College District, CA, (Election of 2004), 0.00%, 8/1/30	1,250	714,563

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
San Bernardino Community College District, CA, 4.00%, 8/1/30(1)	$10,000	$10,591,600
Springfield School District No. 19, Lane County, OR, 0.00%, 6/15/32	4,395	2,433,248
Tempe Union High School District No. 213, AZ, 4.00%, 7/1/29(1)	4,200	4,445,952
Tempe Union High School District No. 213, AZ, 4.00%, 7/1/30(1)	4,350	4,558,060
Texas, (Texas Transportation Commission), 4.00%, 10/1/31(1)	10,000	10,627,000
University City School District, MO, 0.00%, 2/15/32	1,200	724,128
University City School District, MO, 0.00%, 2/15/33	2,850	1,655,166
Washington, 4.00%, 7/1/29(1)	10,000	10,730,600

		$74,017,430

Hospital — 17.5%
California Health Facilities Financing Authority, (Providence Health & Services), 4.00%, 10/1/28(1)	$10,000	$10,726,100
Delaware Health Facilities Authority, (Nanticoke Memorial Hospital), 5.00%, 7/1/28	2,500	2,643,075
Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/29	2,635	2,791,229
Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/28	850	978,010
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/28	2,720	3,136,813
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/29(2)	450	479,138
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/30(2)	1,000	1,064,750
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.50%, 12/1/29	985	1,043,410
Tallahassee, FL, (Tallahassee Memorial HealthCare, Inc.), 5.00%, 12/1/28	650	717,008
Tarrant County Cultural Education Facilities Finance Corp., TX, (Baylor Health Care System), 4.00%, 11/15/32(1)	10,000	10,132,900
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 4.00%, 6/1/31	2,500	2,578,575
Yavapai County Industrial Development Authority, AZ, (Yavapai Regional Medical Center), 5.00%, 8/1/28	1,500	1,637,535

		$37,928,543

Housing — 7.9%
Pennsylvania Housing Finance Agency, SFMR, (AMT), 3.90%, 10/1/28(1)	$5,500	$5,587,890

5	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing (continued)
Pennsylvania Housing Finance Agency, SFMR, (AMT), 4.20%, 10/1/33(1)	$1,500	$1,553,955
Virginia Housing Development Authority, 3.625%, 1/1/31(1)	10,000	10,037,800

		$17,179,645

Industrial Development Revenue — 6.1%
Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	$2,395	$2,448,049
Massachusetts Development Finance Agency, (Covanta Energy), (AMT), 4.875%, 11/1/27(2)	2,500	2,504,750
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	680	701,957
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-2, 4.00%, 6/1/30	3,000	3,096,870
New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	500	544,135
New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	855	930,471
Public Finance Authority, WI, (Celanese Corp.), 4.05%, 11/1/30	3,000	2,921,070

		$13,147,302

Insured – Electric Utilities — 3.4%
Puerto Rico Electric Power Authority, (AGM), 1.189%, 7/1/29(3)	$2,000	$1,521,620
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	500	528,040
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/30	5,000	5,266,100

		$7,315,760

Insured – General Obligations — 3.0%
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/29	$4,000	$2,408,960
Luzerne County, PA, (AGM), 5.00%, 11/15/29	2,000	2,200,960
McHenry County Community Unit School District No. 12, IL, (AGM), 4.25%, 1/1/29	1,230	1,266,371
Puerto Rico Public Buildings Authority, (NPFG), 6.00%, 7/1/28	500	515,850

		$6,392,141

Insured – Industrial Development Revenue — 1.9%
Massachusetts Port Authority, (Delta Airlines, Inc.), (AMBAC), (AMT), 5.00%, 1/1/27	$4,200	$4,215,246

		$4,215,246

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 1.6%
Puerto Rico Convention Center District Authority, (AMBAC), 5.00%, 7/1/31	$1,475	$1,477,994
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/35	1,115	367,381
Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/28	1,480	1,562,185

		$3,407,560

Insured – Transportation — 4.6%
Foothill/Eastern Transportation Corridor Agency, CA, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	$795	$681,784
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.00%, 1/1/31	1,340	1,470,261
New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 0.00%, 12/15/28	8,780	5,199,253
Puerto Rico Highway and Transportation Authority, (AGM), 5.50%, 7/1/31	1,000	1,115,340
Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/20	1,625	1,409,866

		$9,876,504

Insured – Water and Sewer — 2.4%
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/27	$875	$558,967
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/29	1,225	682,117
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/30	1,045	541,477
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/33	5,870	2,473,090
Puerto Rico Aqueduct and Sewer Authority, (AGC), 5.00%, 7/1/28	1,000	1,023,730

		$5,279,381

Lease Revenue / Certificates of Participation — 0.5%
Michigan Strategic Fund, (Facility for Rare Isotope Beams), 4.00%, 3/1/31	$1,000	$1,033,640

		$1,033,640

Other Revenue — 6.2%
Oregon Department of Administrative Services, Lottery Revenue, 4.00%, 4/1/29(1)	$10,000	$10,660,500
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/32	2,460	2,767,967

		$13,428,467

6	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care — 7.0%
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/28	$1,360	$1,474,294
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	140	154,067
Illinois Finance Authority, (Plymouth Place, Inc.), 5.00%, 5/15/30	2,750	2,809,702
Lancaster Industrial Development Authority, PA, (Garden Spot Village), 5.375%, 5/1/28	600	650,016
Lorain County Port Authority, OH, (Kendal at Oberlin), 5.00%, 11/15/30	1,250	1,357,838
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.125%, 10/1/34	1,500	1,575,510
New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 4.00%, 7/1/27	765	772,107
New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 4.00%, 7/1/28	910	913,049
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/34	1,060	1,226,908
Public Finance Authority, WI, (Church Home of Hartford, Inc.), 5.00%, 9/1/25(2)	1,200	1,274,760
Savannah Economic Development Authority, GA, (Marshes of Skidaway Island), 6.00%, 1/1/24	465	508,933
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/29	1,000	1,067,800
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/28	1,200	1,330,980

		$15,115,964

Special Tax Revenue — 17.3%
Lakewood Ranch Stewardship District, FL, (Villages of Lakewood Ranch), 4.25%, 5/1/26	$1,500	$1,469,820
Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.50%, 10/1/29	895	917,241
New York Dormitory Authority, Sales Tax Revenue, 4.00%, 3/15/30(1)	10,000	10,714,800
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/30(1)	12,000	13,866,240
Scottsdale Municipal Property Corp., AZ, Excise Tax Revenue, 4.00%, 7/1/30(1)	2,000	2,143,140
Scottsdale Municipal Property Corp., AZ, Excise Tax Revenue, 4.00%, 7/1/31(1)	5,680	6,043,066
Scottsdale Municipal Property Corp., AZ, Excise Tax Revenue, 4.00%, 7/1/32(1)	2,120	2,245,843

		$37,400,150

Security	Principal Amount (000’s omitted)	Value

Student Loan — 3.9%
Massachusetts Educational Financing Authority, (AMT), 4.125%, 1/1/29	$2,000	$2,058,520
Massachusetts Educational Financing Authority, (AMT), 5.00%, 1/1/27	3,000	3,346,050
New Jersey Higher Education Student Assistance Authority, Series 2013-1A, (AMT), 4.00%, 12/1/28	1,765	1,798,517
New Jersey Higher Education Student Assistance Authority, Series 2015-1A, (AMT), 4.00%, 12/1/28	1,310	1,333,331

		$8,536,418

Transportation — 11.8%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/28	$2,500	$2,863,325
Foothill/Eastern Transportation Corridor Agency, CA, 5.90%, (0.00% until 1/15/24), 1/15/27	2,000	1,597,220
Grand Parkway Transportation Corp., TX, 4.95%, (0.00% until 10/1/23), 10/1/29	800	691,952
Grand Parkway Transportation Corp., TX, 5.05%, (0.00% until 10/1/23), 10/1/30	1,500	1,292,700
Grand Parkway Transportation Corp., TX, 5.20%, (0.00% until 10/1/23), 10/1/31	2,000	1,720,380
Houston, TX, (United Airlines, Inc.), (AMT), 5.00%, 7/1/29	1,470	1,546,234
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/28	1,240	698,591
Mid-Bay Bridge Authority, FL, 5.00%, 10/1/29	2,725	3,059,576
Port Authority of New York and New Jersey, (AMT), 4.00%, 7/15/36(1)	10,000	10,142,890
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/31	3,325	1,964,244

		$25,577,112

Water and Sewer — 6.7%
Detroit, MI, Water Supply System, 5.25%, 7/1/27	$1,000	$1,088,090
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/30	5,000	5,534,250
Northeast Ohio Regional Sewer District, 4.00%, 11/15/33(1)	7,500	7,769,775

		$14,392,115

Total Tax-Exempt Municipal Securities — 154.5% (identified cost $322,920,327)		$334,431,472

7	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Portfolio of Investments — continued

Taxable Municipal Securities — 4.0%

Security	Principal Amount (000’s omitted)	Value

General Obligations — 2.8%
Atlantic City, NJ, 7.00%, 3/1/28	$3,115	$3,247,201
Chicago, IL, 7.375%, 1/1/33	1,000	1,018,190
Chicago, IL, 7.781%, 1/1/35	1,675	1,728,650

		$5,994,041

Insured – Transportation — 1.2%
Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/31	$5,805	$2,666,585

		$2,666,585

Total Taxable Municipal Securities — 4.0% (identified cost $7,939,454)		$8,660,626

Institutional MuniFund Term Preferred Shares — 0.9%

Security	Shares	Value
Nuveen Texas Quality Income Municipal Fund, (AMT), 1.56%, 11/1/18(2)(4)	400	$2,001,580

Total Institutional MuniFund Term Preferred Shares — 0.9% (identified cost $2,000,000)		$2,001,580

Total Investments — 159.4% (identified cost $332,859,781)		$345,093,678

Other Assets, Less Liabilities — (59.4)%		$(128,647,297)

Net Assets — 100.0%		$216,446,381

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2017, the concentration of the Trust’s investments in the various states and territories, determined as a percentage of total investments, is as follows:

New York	11.5%
Texas	10.4%
Arizona	10.4%
California	10.1%
Others, representing less than 10% individually	57.6%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2017, 11.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 4.9% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1G).

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2017, the aggregate value of these securities is $7,324,978 or 3.4% of the Trust’s net assets.

(3)	Variable rate security. The stated interest rate represents the rate in effect at January 31, 2017.

(4)	Variable rate security. The stated dividend rate represents the rate in effect at January 31, 2017. Maturity date represents the mandatory redemption date. Each share represents $5,000 par value.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SFMR	–	Single Family Mortgage Revenue

8	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Statement of Assets and Liabilities

Assets	January 31, 2017
Investments, at value (identified cost, $332,859,781)	$345,093,678
Cash	1,268,886
Interest and dividends receivable	2,722,872
Total assets	$349,085,436

Liabilities
Payable for floating rate notes issued	$131,935,000
Payable to affiliate:
Investment adviser fee	177,897
Interest expense and fees payable	430,573
Accrued expenses	95,585
Total liabilities	$132,639,055
Net Assets	$216,446,381

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$108,325
Additional paid-in capital	206,737,247
Accumulated net realized loss	(5,439,216)
Accumulated undistributed net investment income	2,806,128
Net unrealized appreciation	12,233,897
Net Assets	$216,446,381

Common Shares Outstanding	10,832,544

Net Asset Value
Net assets ÷ common shares issued and outstanding	$19.98

9	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Statement of Operations

Investment Income	Year Ended January 31, 2017
Interest	$13,373,076
Dividends	27,343
Total investment income	$13,400,419

Expenses
Investment adviser fee	$2,171,250
Trustees’ fees and expenses	20,540
Custodian fee	100,224
Transfer and dividend disbursing agent fees	19,169
Legal and accounting services	59,406
Printing and postage	24,218
Interest expense and fees	1,529,076
Miscellaneous	50,048
Total expenses	$3,973,931

Net investment income	$9,426,488

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,184,907
Net realized gain	$1,184,907
Change in unrealized appreciation (depreciation) —
Investments	$(12,035,936)
Net change in unrealized appreciation (depreciation)	$(12,035,936)

Net realized and unrealized loss	$(10,851,029)

Net decrease in net assets from operations	$(1,424,541)

10	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$9,426,488	$10,139,980
Net realized gain from investment transactions	1,184,907	570,418
Net change in unrealized appreciation (depreciation) from investments	(12,035,936)	1,847,420
Net increase (decrease) in net assets from operations	$(1,424,541)	$12,557,818
Distributions to shareholders —
From net investment income	$(9,209,070)	$(9,207,619)
Total distributions to shareholders	$(9,209,070)	$(9,207,619)

Net increase (decrease) in net assets	$(10,633,611)	$3,350,199

Net Assets
At beginning of year	$227,079,992	$223,729,793
At end of year	$216,446,381	$227,079,992

Accumulated undistributed net investment income included in net assets
At end of year	$2,806,128	$2,768,567

11	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended January 31, 2017
Net decrease in net assets from operations	$(1,424,541)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(56,628,214)
Investments sold	55,992,085
Net amortization/accretion of premium (discount)	(848,096)
Increase in interest receivable	(4,760)
Decrease in payable to affiliate for investment adviser fee	(3,810)
Increase in interest expense and fees payable	241,693
Decrease in accrued expenses	(28,242)
Net change in unrealized (appreciation) depreciation from investments	12,035,936
Net realized gain from investments	(1,184,907)
Net cash provided by operating activities	$8,147,144

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(9,209,070)
Net cash used in financing activities	$(9,209,070)

Net decrease in cash	$(1,061,926)

Cash at beginning of year	$2,330,812

Cash at end of year	$1,268,886

Supplemental disclosure of cash flow information:
Cash paid for interest and fees	$1,287,383

12	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Financial Highlights

	Year Ended January 31,			Period Ended January 31, 2014(1)
	2017	2016	2015
Net asset value — Beginning of period	$20.960	$20.650	$17.000	$19.100	(2)

Income (Loss) From Operations
Net investment income(3)	$0.870	$0.936	$0.917	$0.716
Net realized and unrealized gain (loss)	(1.000)	0.224	3.546	(2.188)

Total income (loss) from operations	$(0.130)	$1.160	$4.463	$(1.472)

Less Distributions
From net investment income	$(0.850)	$(0.850)	$(0.850)	$(0.567)

Total distributions	$(0.850)	$(0.850)	$(0.850)	$(0.567)

Offering costs charged to paid-in capital(3)	$—	$—	$—	$(0.040)

Discount related to exercise of underwriters’ over-allotment option(3)	$—	$—	$—	$(0.021)

Anti-dilutive effect of share repurchase program (see Note 5)(3)	$—	$—	$0.037	$—

Net asset value — End of period	$19.980	$20.960	$20.650	$17.000

Market Value — End of period	$19.580	$18.970	$18.320	$15.900

Total Investment Return on Net Asset Value(4)	(0.58)%	6.48%	27.68%	(7.52	)%(5)(6)

Total Investment Return on Market Value(4)	7.65%	8.62%	21.11%	(13.50	)%(5)(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$216,446	$227,080	$223,730	$187,594
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)	1.06%	1.09%	1.09%	1.19	%(8)
Interest and fee expense(9)	0.67%	0.39%	0.37%	0.43	%(8)
Total expenses(7)	1.73%	1.48%	1.46%	1.62	%(8)
Net investment income	4.10%	4.73%	4.84%	5.02	%(8)
Portfolio Turnover	14%	19%	43%	58	%(5)

(1)	For the period from the start of business, March 28, 2013, to January 31, 2014.

(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.90 per share paid by the shareholders from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(8)	Annualized.

(9)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1G).

13	See Notes to Financial Statements.

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Income 2028 Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income exempt from regular federal income tax. The Trust has a term of fifteen years and currently intends to cease its investment operations on or about June 30, 2028 and thereafter liquidate and distribute its net assets to holders of the Trust’s common shares.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Institutional MuniFund Term Preferred Shares. Institutional MuniFund Term Preferred Shares are valued in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividends on Institutional MuniFund Term Preferred Shares are accrued daily based on rates that reset weekly.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest and dividend income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2017, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into

14

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

G  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 6) at January 31, 2017. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2017, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $131,935,000 and $192,894,460, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2017 was 0.69% to 0.76%. For the year ended January 31, 2017, the Trust’s average Floating Rate Notes outstanding and the average interest rate including fees were $131,935,000 and 1.16%, respectively.

In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of January 31, 2017.

The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, covered funds (such as SPVs), as defined in the rules. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date is July 21, 2017, as announced on July 7, 2016. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs and (ii) continuing relationships with or services for existing residual interest bond programs. As a result, residual interest bond trusts were restructured to comply with the Volcker Rule and all residual interest bonds held by the Trust at January 31, 2017 are Volcker Rule compliant. The effects of the Volcker Rule may make it more difficult for the Trust to maintain current or desired levels of leverage and may cause the Trust to incur additional expenses to maintain its leverage.

Legal and restructuring fees incurred in connection with the restructuring of residual interest bond trusts were recorded as interest expense.

H  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

15

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Notes to Financial Statements — continued

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2017 and January 31, 2016 was as follows:

	Year Ended January 31,
	2017	2016

Distributions declared from:
Tax-exempt income	$8,753,650	$8,863,444
Ordinary income	$455,420	$344,175

During the year ended January 31, 2017, accumulated net realized loss was decreased by $179,857 and accumulated undistributed net investment income was decreased by $179,857 due to differences between book and tax accounting for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of January 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$2,806,128
Deferred capital losses	$(5,727,281)
Net unrealized appreciation	$12,521,962

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization, accretion of market discount and residual interest bonds.

At January 31, 2017, the Trust, for federal income tax purposes, had deferred capital losses of $5,727,281 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2017, $5,727,281 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at January 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$200,636,716

Gross unrealized appreciation	$13,375,134
Gross unrealized depreciation	(853,172)

Net unrealized appreciation	$12,521,962

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.60% of the Trust’s average daily total managed assets and is payable monthly. Average daily total managed assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Average daily total managed assets

16

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Notes to Financial Statements — continued

are calculated by adding to net assets the amount payable by the Trust to floating rate note holders. For the year ended January 31, 2017, the investment adviser fee was $2,171,250. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $50,145,138 and $54,191,096, respectively, for the year ended January 31, 2017.

5  Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended January 31, 2017 and January 31, 2016.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended January 31, 2017 and January 31, 2016.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2017, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$334,431,472	$—	$334,431,472
Taxable Municipal Securities	—	8,660,626	—	8,660,626
Institutional MuniFund Term Preferred Shares	—	2,001,580	—	2,001,580

Total Investments	$—	$345,093,678	$—	$345,093,678

The Trust held no investments or other financial instruments as of January 31, 2016 whose fair value was determined using Level 3 inputs. At January 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

17

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Income 2028 Term Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income 2028 Term Trust (the “Trust”), including the portfolio of investments, as of January 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Municipal Income 2028 Term Trust as of January 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 21, 2017

18

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2017, the Trust designates 95.05% of distributions from net investment income as an exempt-interest dividend.

19

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on November 17, 2016. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm as Class I Trustees of the Fund for a three-year term expiring in 2019.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	9,698,609	97,505
Thomas E. Faust Jr.	9,680,310	115,804
Cynthia E. Frost	9,667,037	129,077
Scott E. Wennerholm	9,654,385	141,729

20

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

21

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income 2028 Term Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of January 31, 2017, Trust records indicate that there are 2 registered shareholders and approximately 5,490 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETX.

22

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Income 2028 Term Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2019. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2019. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Class III Trustee	Until 2018. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2017. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

23

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Class III Trustee	Until 2018. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2017. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2018. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class II Trustee	Until 2017. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2017. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Class III Trustee	Until 2018. Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

24

Eaton Vance

Municipal Income 2028 Term Trust

January 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Class I Trustee	Until 2019. Trustee since 2016.

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer and Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

26

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

14264    1.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice

President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended January 31, 2016 and January 31, 2017 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Fiscal Years Ended	1/31/16	1/31/17
Audit Fees	$50,000	$50,500
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,817	$8,905
All Other Fees(3)	$0	$0

Total	$58,817	$59,405

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended January 31, 2016 and January 31, 2017; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	1/31/16	1/31/17
Registrant	$8,817	$8,905
Eaton Vance(1)	$56,434	$46,000

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Ralph F. Verni (Chair), Scott E. Eston, George J. Gorman, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Craig R. Brandon is responsible for the overall and day-to-day management of the Trust’s investments. Mr. Brandon is a Vice President of EVM, has been a portfolio manager of the Trust since July 2015, is Co-Director of the Municipal Investments Group, and has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Registered Investment Companies	19	$6,238.3	0	$0
Other Pooled Investment Vehicles	1	$182.6	0	$0
Other Accounts	1	$1.1	0	$0

The following table shows the dollar range of Trust shares beneficially owned by the portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Craig R. Brandon	$50,001 - $100,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income 2028 Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 24, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 24, 2017